UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

Employment Agreement of John Yeros

Effective October 15, 2007, MPC Corporation (“MPC”) entered into an Executive Employment Agreement (the “Yeros Agreement”) with John Yeros, its Chief Executive Officer and Chairman. The initial term of the Yeros Agreement is effective through October 15, 2011, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, MPC or Mr. Yeros provides written notice that employment will not be extended.

Under the Yeros Agreement, Mr. Yeros is entitled to receive a base salary of $400,000 per year, which will increase to $500,000 commencing January 1, 2008. Mr. Yeros is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by MPC’s Board of Directors. For 2007, Mr. Yeros will receive a bonus of $37,500. For each calendar year commencing in 2008, the maximum bonus payment per year is 50% of Mr. Yeros’s base pay. MPC’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Yeros is entitled to paid vacation and all paid holidays customarily extended to MPC’s other executive employees and to participate in employee benefit programs provided to MPC’s other executive employees.

If Mr. Yeros’s employment is terminated based on non-renewal of the Yeros Agreement, he is entitled to his base compensation in an amount equal to twelve (12) months base salary. If Mr. Yeros terminates his employment for cause or if his employment is terminated in connection with a termination of MPC’s business, he is entitled to 12 months base salary. If MPC terminates Mr. Yeros without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the applicable term of the Yeros Agreement. Additionally, if MPC terminates Mr. Yeros without cause or if Mr. Yeros terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Yeros Agreement is filed as Exhibit 99.1 to this current report on Form 8-K. The foregoing description of the Yeros Agreement is not complete and is qualified in its entirety by reference to Exhibit 99.1.

Employment Agreement of Jeffrey E. Fillmore

Effective October 15, 2007, MPC Corporation entered into an Executive Employment Agreement (the “Fillmore Agreement”) with Jeff Fillmore, MPC’s newly appointed Chief Operating Officer. Mr. Fillmore previously served as Chief Operating Officer of MPC Computers, LLC, which is MPC’s wholly owned subsidiary. The initial term of the Fillmore Agreement is effective through October 15, 2010, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, MPC or Mr. Fillmore provides written notice that employment will not be extended.

Under the Fillmore Agreement, Mr. Fillmore is entitled to receive a base salary of $250,000 per year, which will increase to $300,000 commencing January 1, 2008. Mr. Fillmore is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by MPC’s Board of Directors. For 2007, Mr. Fillmore will receive a bonus of $37,500. For each calendar year commencing in 2008, the maximum bonus payment per year is 50% of Mr. Fillmore’s base pay. MPC’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Fillmore is entitled to paid vacation and all paid holidays customarily extended to MPC’s other executive employees and to participate in employee benefit programs provided to MPC’s other executive employees.

If Mr. Fillmore’s employment is terminated based on non-renewal of the Fillmore Agreement, he is entitled to his base compensation in an amount equal to nine (9) months base salary. If Mr. Fillmore terminates his employment for cause or if his employment is terminated in connection with a termination of MPC’s business, he is entitled to 9 months base salary. If MPC terminates Mr. Fillmore without cause, he is entitled to the greater of 9 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the applicable term of the Fillmore Agreement. Additionally, if MPC terminates Mr. Fillmore without cause or if Mr. Fillmore terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Fillmore Agreement is filed as Exhibit 99.2 to this current report on Form 8-K. The foregoing description of the Fillmore Agreement is not complete and is qualified in its entirety by reference to Exhibit 99.2.

Employment Agreement of Curtis Akey

Effective October 15, 2007, MPC Corporation entered into an Executive Employment Agreement (the “Akey Agreement”) with Curtis Akey, its Chief Financial Officer, Treasurer and Secretary. The initial term of the Akey Agreement is effective through October 15, 2010, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, MPC or Mr. Akey provides written notice that employment will not be extended.

Under the Akey Agreement, Mr. Akey is entitled to receive a base salary of $200,000 per year, which will increase to $250,000 commencing January 1, 2008. Mr. Akey is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by MPC’s Board of Directors. In 2007, Mr. Akey will receive a bonus of $125,000. This payment will be in full satisfaction of the bonus for a business combination otherwise payable under his prior April 16, 2007 employment contract. For each calendar year commencing in 2008, the maximum bonus payment per year is 50% of Mr. Akey’s base pay. MPC’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Akey is entitled to paid vacation and all paid holidays customarily extended to MPC’s other executive employees and to participate in employee benefit programs provided to MPC’s other executive employees.

If Mr. Akey’s employment is terminated based on non-renewal of the Akey Agreement, he is entitled to his base compensation in an amount equal to nine (9) months base salary. If Mr. Akey terminates his employment for cause or if his employment is terminated in connection with a termination of MPC’s business, he is entitled to 9 months base salary. If MPC terminates Mr. Akey without cause, he is entitled to the greater of 9 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the applicable term of the Akey Agreement. Additionally, if MPC terminates Mr. Akey without cause or if Mr. Akey terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Akey Agreement is filed as Exhibit 99.3 to this current report on Form 8-K. The foregoing description of the Akey Agreement is not complete and is qualified in its entirety by reference to Exhibit 99.3.

Employment Agreement of Ross Ely

Effective October 15, 2007, MPC Corporation entered into an Executive Employment Agreement (the “Ely Agreement”) with Ross Ely, MPC’s newly appointed Executive Vice President, Marketing and Sales. Mr. Ely previously served as Executive Vice President of Marketing and Sales for MPC Computers, LLC. The initial term of the Ely Agreement is effective through October 15, 2010, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, MPC or Mr. Ely provides written notice that employment will not be extended.

Under the Ely Agreement, Mr. Ely is entitled to receive a base salary of $200,000 per year, which will increase to $240,000 commencing January 1, 2008. Mr. Ely is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by MPC’s Board of Directors. During each calendar year commencing in 2008, the maximum bonus payment per year is 50% of Mr. Ely’s base pay. MPC’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Ely is entitled to paid vacation and all paid holidays customarily extended to MPC’s other executive employees and to participate in employee benefit programs provided to MPC’s other executive employees.

If Mr. Ely’s employment is terminated based on non-renewal of the Ely Agreement, he is entitled to his base compensation in an amount equal to nine (9) months base salary. If Mr. Ely terminates his employment for cause or if his employment is terminated in connection with a termination of MPC’s business, he is entitled to 9 months base salary. If MPC terminates Mr. Ely without cause, he is entitled to the greater of 9 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the applicable term of the Ely Agreement. Additionally, if MPC terminates Mr. Ely without cause or if Mr. Ely terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Ely Agreement is filed as Exhibit 99.4 to this current report on Form 8-K. The foregoing description of the Ely Agreement is not complete and is qualified in its entirety by reference to Exhibit 99.4.

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 15, 2007, MPC appointed Jeffrey E. Fillmore as its Chief Operating Officer. Mr. Fillmore previously served as Chief Operating Officer of MPC Computers, LLC. Mr. Fillmore joined MPC’s predecessor, Micron Electronics, Inc., in 1996 and held several positions with Micron Electronics and MPC Computers, LLC, including Manager of Database Marketing; Senior Manager, Bids and Contracts; Director, Sales Operations for its Commercial and International Sales subsidiary; Area Vice President of Operations and Group Controller and Vice President, Service and Support, and Senior Vice President, Operations. The information in Item 1.01 above with respect to the Fillmore Agreement is hereby incorporated by reference.

On October 15, 2007, MPC appointed Ross Ely as its Executive Vice President, Marketing and Sales. Mr. Ely previously served as Executive Vice President of Marketing and Sales for MPC Computers, LLC. Mr. Ely joined MPC’s predecessor, Micron Electronics, Inc., in 1998 and held several positions with Micron Electronics and MPC Computers, LLC, including Director of Product Marketing, Area Vice President of Consumer/Small Business Marketing, and Vice President of Corporate Marketing. The information in Item 1.01 above with respect to the Ely Agreement is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1 Executive Employment Agreement between MPC Corporation and John Yeros dated as of October 15, 2007.

99.2 Executive Employment Agreement between MPC Corporation and Jeffrey E. Fillmore dated as of October 15, 2007.

99.3 Executive Employment Agreement between MPC Corporation and Curtis Akey dated as of October 15, 2007.

99.4 Executive Employment Agreement between MPC Corporation and Ross Ely dated as of October 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: October 19, 2007	By: /s/ John P. Yeros John P. Yeros Chairman & CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Executive Employment Agreement between MPC Corporation and John Yeros dated as of October 15, 2007.
99.2	Executive Employment Agreement between MPC Corporation and Jeffrey E. Fillmore dated as of October 15, 2007.
99.3	Executive Employment Agreement between MPC Corporation and Curtis Akey dated as of October 15, 2007.
99.4	Executive Employment Agreement between MPC Corporation and Ross Ely dated as of October 15, 2007.